                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          KPMG PEAT MARWICK LLP



Houston, Texas
October 9, 1996